SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 26, 2000

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 26, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2000-HS1)



                Residential Funding Mortgage Securities II, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-36244                41-1808858
--------                          ---------                ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code, is (952) 832-7000 Exhibit Index located on Page 4

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable

        (c)    Exhibits:

4.3 Servicing Agreement dated as of September 26, 2000 among Residential Funding Corporation, as master servicer, The Chase Manhattan Bank, as indenture trustee, and the Home Equity Loan Trust 2000-HS1, as issuer.

4.4 Amended and Restated Trust Agreement dated as of September 26, 2000 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.5 Indenture dated as of September 26, 2000 between Home Equity Loan Trust 2000-HS1, as issuer, and The Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

10.1 Revolving Credit Loan Purchase Agreement dated as of September 26, 2000 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

10.2 Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation relating to Home Equity Loan-Backed Notes, Series 2000-HS1.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                                            By:    /s/ Lisa Lundsten
                                                   Name:  Lisa Lundsten
                                                   Title: Vice President


Dated:  October 6, 2000

                                  Exhibit Index


Exhibit Number        Description

4.3 Servicing Agreement dated as of September 26, 2000 among Residential Funding Corporation, as master servicer, The Chase Manhattan Bank, as indenture trustee, and the Home Equity Loan Trust 2000-HS1, as issuer.

4.4 Amended and Restated Trust Agreement dated as of September 26, 2000 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.5      Indenture  dated as of  September  26, 2000 between
         Home Equity Loan Trust 2000-HS1, as issuer, and The
         Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

10.1 Revolving Credit Loan Purchase Agreement dated as of September 26, 2000 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

10.2 Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation relating to Home Equity Loan-Backed Notes, Series 2000-HS1.